Q3 2011 Earnings Presentation November 10, 2011 Mike Petters President and Chief Executive Officer Barb Niland Corporate Vice President, Business Management & Chief Financial Officer Exhibit 99.2

2
Safe Harbor

Statements in this release, other than statements of historical fact, constitute
"forward-looking statements" within the meaning of the Private Securities Litigation
Reform Act of 1995. Forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those expressed in these statements. Factors that may cause such differences include: changes in government and customer priorities and requirements (including government budgetary constraints, shifts in defense spending, and changes in customer short-range and long-range plans); our ability to obtain new contracts, estimate our costs and perform effectively; risks related to our spin-off from Northrop Grumman (including our increased costs and leverage); risks related to the amount of the estimated goodwill impairment charge versus the final amount and any additional impairment charges; our ability to realize the expected benefits from consolidation of our Gulf
Coast facilities; natural disasters; adverse economic conditions in the United States and globally; and other risk factors discussed in our filings with the U.S. Securities and Exchange Commission. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business, and we undertake no obligations to update any forward-looking statements.

Highlights from the Quarter
Adjusted diluted EPS* of $1.05
Total adjusted operating margin* improved to 6.9% from 4.6% last year and up sequentially from 5.8%
Newport News operating margin was 10.7%, up 1.0% over last year and up sequentially from 9.1%
Ingalls adjusted operating margin* was 2.6% up from last year and flat sequentially from 2.7%
Operating cash flow was $232 million for the quarter
Announced contract for DDG-114, the fifth National Security Cutter and several U.S.
Navy support services contracts
Delivered the third U.S. Coast Guard National Security Cutter (WMSL 752)
Delivered the SSN-781 USS California
* Adjusted for non-cash goodwill impairment charge.  See Appendix for reconciliation to the net loss per share and operating margin determined under GAAP

Consolidated Sales

$2,000
$1,600
$1,200
$800
$400
$0
(in millions)
$1,593
$1,665
Q3 2011
Q3 2010

Adjusted Operating Income*

$120
$100
$80
$60
$40
$20
$0
(in millions)
$110
$77
Q3 2011
Q3 2010

Adjusted Operating Margin*

8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
6.9%
4.6%
Q3 2011
Q3 2010

Adjusted Diluted EPS*

$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
$1.05
$0.86
Q3 2011
Q3 2010

Third Quarter 2011 Consolidated Results
* Adjusted for non-cash goodwill impairment charge.  See Appendix for reconciliation to the operating income, operating margin and net loss per share determined under GAAP

Segment Sales

$800
$600
$400
$200
$0
(in millions)
$740
$759
Q3 2011
Q3 2010

➢

➢

Adjusted Segment Operating Income*

$25
$20
$15
$10
$5
$0
$(5)
(in millions)
$19
$(1)
Q3 2011
Q3 2010

Adjusted Segment Operating Margin*

3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
(0.0%)
(0.5%)
2.6%
(0.1%)
Q3 2011
Q3 2010

Ingalls Shipbuilding

Ingalls sales were down YoY due to
lower volumes on DDG-51 program,
partially offset by higher volume on NSC
program
Adjusted segment operating income*
improved over last year due to lower net
unfavorable performance adjustments in
2011
* Adjusted for non-cash goodwill impairment charge.  See Appendix for reconciliation to the operating income and operating margin determined under GAAP

Segment Sales
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
(in millions)
$876
$928
Q3 2011
Q3 2010

➢

➢

Segment Operating Income
$100
$80
$60
$40
$20
$0
(in millions)
$94
$90
Q3 2011
Q3 2010

Segment Operating Margin
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
10.7%
9.7%
Q3 2011
Q3 2010

6 6
Newport News Shipbuilding

Newport News sales were down YoY due
to lower volumes on Ford
& Roosevelt
RCOH, partially offset by Lincoln RCOH
planning effort & construction contract for
Kennedy
Segment operating income and operating
margin increased due to positive
performance adjustments on Virginia-class
submarines

2012 Net Pension Adjustment

2011 YTD actual return on plan assets is 6.5% as of October 31, 2011
Based on the current environment, for 2012, we expect:
o
FAS discount rate of 5.25% to 5.50%
o
Net OPEB expense of approximately $15 million
o
Net cash pension contributions of $75 million to $100 million
-10.00% (193) (173) (154) (136) (118) (100)
-5.00% (176) (157) (138) (119) (101) (84)
0.00% (151) (132) (113) (94) (76) (58)
5.00% (127) (107) (88) (69) (51) (33)
8.00% (112) (92) (73) (54) (36) (18)
8.50% (109) (89) (70) (51) (33) (15)
2012 FAS / CAS Pension Income / (Expense) ($M)
Actual
2011
Asset
Return
FAS Discount Rate
4.50% 4.75% 5.00% 5.25% 5.50% 5.75%
The FAS/CAS pension adjustment is equal to the pension cost recorded under U.S. Government Cost Accounting Standards (CAS) less the pension costs required to be recognized in accordance with the Financial Accounting Standards (FAS) under US GAAP.  The above chart shows the impact of changes in the FAS discount rate assumption and 2011 actual plan asset rates of return on the 2012 FAS/CAS pension adjustment.  The final FAS discount rate and the actual rate of return on plan assets will be determined at 12/31/11.  The above is not meant to represent the range of all possible outcomes.  Additional factors including changes in census data will impact the actual 2012 FAS/CAS pension adjustment.  The amounts shown above are based on a long term expected return on asset assumption of 8.0%.  As noted, the 2012
FAS/CAS adjustment will be based on market conditions at 12/31/2011.

Appendix

Reconciliations
We make reference to “segment operating income,” “adjusted segment operating income,”
“adjusted segment operating margin,” “adjusted operating income,” adjusted operating margin,”
“adjusted net earnings,” and “adjusted diluted earnings per share.” Segment operating income is defined as operating income before net pension and post-retirement benefits adjustment and deferred state income taxes. Adjusted segment operating income is defined as segment operating income as adjusted for the impact of the goodwill impairment charge, and adjusted segment operating margin is defined as adjusted segment operating income as a percentage of segment sales and service revenues. Adjusted operating income is defined as operating income adjusted for the impact of the goodwill impairment charge, and adjusted operating margin is defined as adjusted operating income as a percentage of total sales and service revenues. Adjusted net earnings is defined as net income adjusted for the impact of the goodwill impairment charge.
Adjusted diluted earnings per share is defined as diluted earnings per share adjusted for the impact of the goodwill impairment charge.
Segment operating income is one of the key metrics we use to evaluate operating performance because it excludes items that do not affect segment performance. We believe adjusted segment operating income, adjusted segment operating margin, adjusted operating income, adjusted operating margin, adjusted net earnings and adjusted diluted earnings per share are useful because they exclude the goodwill impairment charge, a non-recurring item that we do not consider indicative of our core operating performance. Therefore, we believe it is appropriate to disclose these measures to help investors analyze our operating performance. However, these measures are not measures of financial performance under GAAP and may not be defined or calculated by other companies in the same manner.

10 10
Reconciliation of Non-GAAP Measure –
Segment Operating Income
Three Months Ended
September 30
$ in millions 2011 2010
Sales and Service Revenues
Ingalls 740 $     759 $
Newport News 876        928 $
Intersegment eliminations (23)         (22)
Total sales and service revenues 1,593 $  1,665 $
Operating Income (Loss)
Ingalls (281) $    (1) $
  As a percentage of sales -38.0% -0.1%
Newport News 94           90
  As a percentage of sales 10.7% 9.7%
Total Segment Operating Income (Loss) (187)       89
As a percentage of sales -11.7% 5.3%
Non-segment factors affecting operating income
Net pension and post-retirement benefits adjustment (1)            (7)
Deferred state income taxes (2)            (5)
Total operating income (loss) (190) $    77 $
Interest expense (30)         (10)
Federal income taxes (28)         (25)
Total net earnings (loss) (248) $    42 $

Reconciliation of Non-GAAP Measure –
Adjusted Figures

1) Adjusted diluted average common shares outstanding is a non-GAAP measure defined as weighted average common shares outstanding plus the dilutive effect of stock options and stock awards. This measure has been provided for consistency and comparability of the 2011 results with earnings per share from prior periods.
2) Adjusted diluted EPS is a non-GAAP measure defined as earnings per share before the per share 2011 goodwill impairment charge impact. Adjusted diluted EPS from continuing operations has been provided for consistency and comparability of the 2011 results  with results of operations from prior periods.
3) Per share amounts are based on basic weighted average shares outstanding, as use of dilutive securities (ie. stock options and stock awards) would result in a lesser per share loss.
Three Months Ended
September 30
$ in millions 2011 2010
Sales and Service Revenues
Ingalls 740 $     759 $
Newport News 876        928 $
Intersegment eliminations (23)         (22)
Total sales and service revenues 1,593 $  1,665 $
Adjusted Operating Income (Loss)
Ingalls (281) $    (1) $
Adjustment for goodwill impairment 300        -
Adjusted Ingalls 19           (1)
As a % of sales 2.6% -0.1%
Newport News 94           90
Total Adjusted Segment Operating Income (Loss) 113        89
As a % of sales 7.1% 5.3%
Non-segment factors affecting adjusted operating income
Net pension and post-retirement benefits adjustment (1)            (7)
Deferred state income taxes (2)            (5)
Total adjusted operating income (loss) 110 $     77 $
As a % of sales 6.9% 4.6%
Non-operating factors affecting adjusted net income
Interest expense (30)         (10)
Federal income taxes (28)         (25)
Total adjusted net earnings (loss) 52 $       42 $
Per Share Amounts
Weighted average common shares outstanding 48.9 48.8
Dilutive effect of stock options and stock awards 0.6 -
Adjusted diluted average common shares outstanding
(1)
49.5 48.8
Earnings Per Share (EPS) Calculations
Adjusted net earnings from above 52 $       42 $
Adjusted diluted average common shares outstanding
(1)
49.5 48.8
Adjusted diluted EPS
(2)
1.05 $    0.86 $
Reported net loss (248) $
Weighted average common shares outstanding
(3)
48.9
Net loss per share (5.07) $